SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2000
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       5.95% Class A Credit Card Participation Certificates, Series 1993-2
       6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6

                                                       (cover page 1 of 2 pages)

       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.35% Class A Credit Card Participation Certificates, Series 1997-7 6.45% Class B Credit Card Participation Certificates, Series 1997-7
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-8
         5.75% Class A Credit Card Participation Certificates, Series 1998-1 5.875% Class B Credit Card Participation Certificates, Series 1998-1
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.85% Class A Credit Card Participation Certificates, Series 1998-6 6.00% Class B Credit Card Participation Certificates, Series 1998-6 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1
       5.75% Class B Credit Card Participation Certificates, Series 1999-1
      5.875% Class A Credit Card Participation Certificates, Series 1999-2
       6.15% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
       6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7 6.90% Class B Credit Card Participation Certificates, Series 1999-7

                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328
                                  and 333-38803
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                           (cover page 2 of 2 pages)

ITEM 5. OTHER EVENTS.

     Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending June 27, 2000 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A.)), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending June 27, 2000
==============================================================================

This Certificate relates to the Due Period ending June 27, 2000 and the related Distribution Date.

A.   Information Regarding the portfolio
     -----------------------------------

1. Portfolio Yield ........................................            11.96%

       Yield Component  ...................................            15.37%

       Credit Loss Component  .............................             3.41%

2. New Purchase Rate  .....................................            25.78%

3. Total Payment Rate  ....................................            22.04%

4. Principal Payment  Rate  ................................           21.14%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  47,908,892,038

     Average  ............................................  $  48,542,611,096

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  49,578,012,992

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  46,269,153,892
         5-34 days delinquent  ...........................  $   2,139,777,188
        35-64 days delinquent  ...........................  $     598,678,767
        65-94 days delinquent  ...........................  $     323,410,765
       95-124 days delinquent  ...........................  $     261,356,351
      125-154 days delinquent  ...........................  $     186,787,704
      155-184 days delinquent  ...........................  $     154,467,651

      Current  ...........................................             92.66%
         5-34 days delinquent  ...........................              4.29%
        35-64 days delinquent  ...........................              1.20%
        65-94 days delinquent  ...........................              0.65%
       95-124 days delinquent  ...........................              0.52%
      125-154 days delinquent  ...........................              0.37%
      155-184 days delinquent  ...........................              0.31%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending June 27, 2000
==============================================================================

                                             Current Due   Current Due
                                            Period on an   Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              11.96%             11.96%
  2. Weighted Average Certificate Rate             6.52%              6.52%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.37%              0.37%
         Others                                    0.08%              0.08%
  4. Surplus Finance Charge Collections            4.99%              4.99%
  5. Required Surplus Finance Charge Amount        0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount       4.99%              4.99%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 7,598,167,926 $ 7,598,167,926
         Principal Collections                  $ 7,127,549,392 $ 7,127,549,392
         Finance Charge Collections             $   470,618,534 $   470,618,534
  2. Investor Default Amount                    $   103,592,466 $   103,592,466
  3. Investor Monthly Interest                  $   181,047,409 $   181,047,409
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $    10,395,613 $    10,395,613
         Others                                 $     1,681,096 $     1,681,096
  5. Surplus Finance Charge Collections         $   173,901,950 $   173,901,950
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 173,901,950 $ 173,901,950 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from May 26, 2000 to June 27, 2000, 33 days, or J-une 6 , 2000 to July 5 , 2000, 30 days (standard basis).


                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,718,750

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$   14,875,000

  3b   Balance in the Class B Interest Funding Account  ......$      984,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 7
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 8
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,679,167

  2b.  Class B Monthly Interest ..............................$      375,000

  3a.  Balance in the Class A Interest Funding Account  ......$   17,037,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,125,000

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 9
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 10
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 11
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    5,156,250

  2b.  Class B Monthly Interest ..............................$      278,900

  3a.  Balance in the Class A Interest Funding Account  ......$   10,312,500

  3b   Balance in the Class B Interest Funding Account  ......$      278,900

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 12
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      278,900

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      278,900

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 13
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 14
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,296,875

  2b.  Class B Monthly Interest ..............................$      281,667

  3a.  Balance in the Class A Interest Funding Account  ......$   25,781,250

  3b   Balance in the Class B Interest Funding Account  ......$    1,690,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 15
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   25,781,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,690,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   25,781,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,690,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 16
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 17
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,729,167

  2b.  Class B Monthly Interest ..............................$      177,333

  3a.  Balance in the Class A Interest Funding Account  ......$    8,187,500

  3b   Balance in the Class B Interest Funding Account  ......$      532,000

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 18
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 19
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 20
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-1
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  962,220,394

  1b.  Class B Accreted Invested Amount.......................$   61,522,081

  2a.  Class A Monthly Accretion..............................$    4,643,267

  2b.  Class B Monthly Accretion..............................$      304,415

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   71,596,952

  4b.  Percent of Class B Accreted Invested Amount ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 21
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 22
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 23
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,293,188

  2b.  Class B Monthly Interest ..............................$      281,480

  3a.  Balance in the Class A Interest Funding Account  ......$    4,293,188

  3b   Balance in the Class B Interest Funding Account  ......$      281,480

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 24
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 25
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 26
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,071,927

  2b.  Class B Monthly Interest ..............................$      333,865

  3a.  Balance in the Class A Interest Funding Account  ......$    5,071,927

  3b   Balance in the Class B Interest Funding Account  ......$      333,865

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 27
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 28
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 29
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,093,750

  2b.  Class B Monthly Interest ..............................$      268,000

  3a.  Balance in the Class A Interest Funding Account  ......$   20,468,750

  3b   Balance in the Class B Interest Funding Account  ......$    1,340,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 30
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 31
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 32
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  400,000,000

  1b.  Class B Invested Amount         .......................$   25,540,000

  2a.  Class A Monthly Interest ..............................$    2,279,667

  2b.  Class B Monthly Interest ..............................$      148,749

  3a.  Balance in the Class A Interest Funding Account  ......$   11,398,333

  3b   Balance in the Class B Interest Funding Account  ......$      743,746

  4a.  Available Cash Collateral Amount  .....................$   29,787,800

  4b.  Percent of Class B Invested Amount          ...........       116.63%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 33
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 34
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 35
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,254,000

  2b.  Class B Monthly Interest ..............................$      279,356

  3a.  Balance in the Class A Interest Funding Account  ......$    4,254,000

  3b   Balance in the Class B Interest Funding Account  ......$      279,356

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 36
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 37
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 38
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  768,782,879

  1b.  Class B Accreted Invested Amount.......................$   48,904,947

  2a.  Class A Monthly Accretion..............................$    4,050,920

  2b.  Class B Monthly Accretion..............................$      263,646

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   57,342,363

  4b.  Percent of Class B Accreted Invested Amount ...........       117.25%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 39
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 40
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 41
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,307,292

  2b.  Class B Monthly Interest ..............................$      215,000

  3a.  Balance in the Class A Interest Funding Account  ......$   16,536,458

  3b   Balance in the Class B Interest Funding Account  ......$    1,075,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 42
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 43
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 44
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-8
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,560,000

  2b.  Class B Monthly Interest ..............................$      292,320

  3a.  Balance in the Class A Interest Funding Account  ......$    4,560,000

  3b   Balance in the Class B Interest Funding Account  ......$      292,320

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 45
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      292,320

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      292,320

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 46
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 47
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,593,750

  2b.  Class B Monthly Interest ..............................$      235,000

  3a.  Balance in the Class A Interest Funding Account  ......$   21,562,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,410,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 48
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   21,562,500

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,410,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   21,562,500

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,410,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 49
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 50
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,520,833

  2b.  Class B Monthly Interest ..............................$      165,333

  3a.  Balance in the Class A Interest Funding Account  ......$   15,125,000

  3b   Balance in the Class B Interest Funding Account  ......$      992,000

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 51
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   15,125,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      992,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   15,125,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      992,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 52
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 53
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,020,833

  2b.  Class B Monthly Interest ..............................$      198,333

  3a.  Balance in the Class A Interest Funding Account  ......$   15,104,167

  3b   Balance in the Class B Interest Funding Account  ......$      991,667

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 54
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 55
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 56
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,656,250

  2b.  Class B Monthly Interest ..............................$      240,000

  3a.  Balance in the Class A Interest Funding Account  ......$   10,968,750

  3b   Balance in the Class B Interest Funding Account  ......$      720,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 57
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 58
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 59
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,312,500

  2b.  Class B Monthly Interest ..............................$      222,000

  3a.  Balance in the Class A Interest Funding Account  ......$   19,875,000

  3b   Balance in the Class B Interest Funding Account  ......$    1,332,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 60
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   19,875,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,332,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   19,875,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,332,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 61
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 7 , 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 62
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,437,500

  2b.  Class B Monthly Interest ..............................$      230,000

  3a.  Balance in the Class A Interest Funding Account  ......$   17,187,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,150,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 63
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 64
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 65
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,671,875

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$   14,687,500

  3b   Balance in the Class B Interest Funding Account  ......$      984,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 66
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 67
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 68
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    7,644,444

  2b.  Class B Monthly Interest ..............................$      503,467

  3a.  Balance in the Class A Interest Funding Account  ......$    7,644,444

  3b   Balance in the Class B Interest Funding Account  ......$      503,467

  4a.  Available Cash Collateral Amount  .....................$   79,800,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 69
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 70
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 71
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,812,500

  2b.  Class B Monthly Interest ..............................$      252,000

  3a.  Balance in the Class A Interest Funding Account  ......$    7,625,000

  3b   Balance in the Class B Interest Funding Account  ......$      504,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 72
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 73
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 74
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,000,000,000

  1b.  Class B Invested Amount         .......................$   64,000,000

  2a.  Class A Monthly Interest ..............................$    5,541,667

  2b.  Class B Monthly Interest ..............................$      368,000

  3a.  Balance in the Class A Interest Funding Account  ......$   11,083,333

  3b   Balance in the Class B Interest Funding Account  ......$      736,000

  4a.  Available Cash Collateral Amount  .....................$   63,840,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 75
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 27, 2000
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 76
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 27, 2000
==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13 day of July 2000


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 77






                                    SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Servicer
                                Citibank Credit Card Master Trust I



                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Chief Financial Officer


Date: July 12, 2000



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